UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2007


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           Missouri                       1-10596               43-1554045
       (State or Other                  (Commission          (I.R.S. Employer
Jurisdiction of Incorporation)         File Number)         Identification No.)


   9900A Clayton Road, St. Louis, Missouri                          63124-1186
   (Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))


ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today, August 7, 2007, the Registrant is issuing a press release (Exhibit 99.1 to this report) announcing its fiscal year 2007 third quarter financial and operating results. See Item 7.01, Regulation FD Disclosure below.


ITEM 7.01        REGULATION FD DISCLOSURE

Today, the Registrant is issuing a press release announcing its fiscal year 2007 third quarter financial and operating results, and will conduct a related Webcast conference call at 4:00 p.m. central time. This press release is furnished herewith as Exhibit 99.1, and will be posted on the Registrant's website located at http://www.escotechnologies.com. It can be viewed through the
                   -------------------------------
"Investor Relations" page of the website under the tab "Press Releases," although the Registrant reserves the right to discontinue that availability at any time.


NON-GAAP FINANCIAL MEASURES

The press release furnished herewith as Exhibit 99.1 contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP") in order to provide investors and management with an alternative method for assessing the Registrant's operating results in a manner that is focused on the performance of the Registrant's ongoing operations. The Registrant has provided definitions below for the non-GAAP financial measures utilized in the press release, together with an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors. The press release uses the non-GAAP financial measures of "EBIT", "EBIT margin" and "Test segment EBIT-Operational".

The  Registrant  defines  "EBIT" as  earnings  before  interest  and taxes.  The
Registrant defines "EBIT margin" as EBIT as a percent of net sales. The Registrant's management evaluates the performance of its operating segments based on EBIT and EBIT margin, and believes that EBIT and EBIT margin are useful to investors to demonstrate the operational profitability of the Registrant's business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The Registrant defines "Test segment EBIT-Operational" as Test segment EBIT excluding the costs related to the adverse arbitration judgment and associated legal costs involving a dispute over a 2005 U.S. government project.

The presentation of the information described above is intended to supplement investors' understanding of the Registrant's operating performance. The Registrant's non-GAAP financial measures may not be comparable to other companies' non-GAAP financial performance measures. Furthermore, these measures are not intended to replace net earnings (loss), cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.


ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.         Description of Exhibit

99.1           Press Release dated August 7, 2007




OTHER MATTERS

The information in this report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ESCO TECHNOLOGIES INC.




Dated:     August 7, 2007                             /s/ G.E. Muenster
                                                      G.E. Muenster
                                                      Senior Vice President and
                                                      Chief Financial Officer





                                  EXHIBIT INDEX


Exhibit No.                         Description of Exhibit


    99.1                            Press Release dated August 7, 2007